Exhibit 10.64

                           DECEMBER 2003 AMENDMENT TO
             APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT,
                            LOAN PURCHASE AGREEMENTS,
                  AND STANDBY STUDENT LOAN PURCHASE AGREEMENTS

         THIS DECEMBER 2003 AMENDMENT TO APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT, LOAN PURCHASE AGREEMENTS, AND STANDBY STUDENT LOAN PURCHASE AGREEMENT, dated effective as of December 19, 2003 (the "Amendment") is among NATIONAL EDUCATION LOAN NETWORK, INC. (formerly known as Nelnet, Inc.), a corporation duly organized and validly existing under the laws of the State of Nevada ("NELN"), NELNET, INC. (formerly known as Nelnet Loan Services, Inc.), a corporation duly organized and validly existing under the laws of the State of Nebraska ("NELNET"), NELNET EDUCATION LOAN FUNDING, INC., a corporation organized and validly existing under the laws of the State of Nebraska ("Nebhelp"), UNION BANK AND TRUST COMPANY, a Nebraska state banking corporation ("Union Bank), and BANK OF AMERICA, N.A., a national banking association ("Bank").

                              PRELIMINARY STATEMENT

         (1) Pursuant to that certain Application and Agreement for Standby Letter of Credit (as amended, restated, modified, and increased from time to time, the "Letter of Credit Agreement") between NELN and Bank, Bank issued letter of credit number 3056073 to Wells Fargo Bank Minnesota, National Association, for the account of NELN.

         (2) Pursuant to that certain Loan Purchase Agreement dated May 23, 2003 ("Union Bank Purchase Agreement"), Union Bank agreed to purchase certain Eligible Loans (as defined in the Union Bank Purchase Agreement) from Bank to the extent and in the manner set forth herein.

         (3) Pursuant to that certain Loan Purchase Agreement dated May 23, 2003 ("Nelnet Purchase Agreement"), NELN agreed to purchase certain Eligible Loans (as defined in the Nelnet Purchase Agreement) from Nebhelp acting by and through Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee to the extent and in the manner set forth herein.

         (4) Pursuant to that certain Standby Student Loan Purchase Agreement dated May 23, 2003 ("Nebhelp Purchase Agreement"), NELN agreed to purchase certain Eligible Loans (as defined in the Union Purchase Agreement) from Nebhelp to the extent and in the manner set forth herein.

         (5) NELN, NELNET, Nebhelp, Union Bank, and Bank have entered an Amendment to Application and Agreement for Standby Letter of Credit, Loan Purchase Agreements, and Standby Student Loan Purchase Agreements dated effective as of October 21, 2003 ("Amendment").

         (6) NELN, NELNET, Nebhelp, Union Bank, and Bank have entered an additional Amendment to Application and Agreement for Standby Letter of Credit, Loan Purchase Agreements, and Standby Student Loan Purchase Agreements dated effective as of November 20, 2003 ("November Amendment").

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
                                                                   Exhibit 10.64

         The Union Bank Purchase Agreement, the Nelnet Purchase Agreement, and the Nebhelp Purchase Agreement shall be individually referred to herein as a "Purchase Agreement" and collectively, as the "Purchase Agreements". NELN, NELNET, Nebhelp, and Union Bank are collectively referred to herein as the "Nelnet Entities")

         NELN, Nelnet, and Nebhelp have requested that for an additional temporary 60 day period beginning on the Effective Date of this Amendment, loans Guaranteed by the Colorado Student Loan Program, which are otherwise Eligible Loans, be included within the definition of "Eligible Loans" for the purposes of the Letter of Credit Agreement and the Purchase Agreements.

         Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Section 1.01 Defined Terms. All capitalized terms defined in the Purchase Agreements, and not otherwise defined herein shall have the same meanings herein as in the Purchase Agreements. Upon the effectiveness of this Amendment, each reference in the Letter of Credit Agreement or any Purchase Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Letter of Credit Agreement and the Purchase Agreements, each as amended hereby.

         Section 1.02 References, Etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or constructed against any person solely because that person or its legal representative drafted such provision.

                                   ARTICLE II
        AMENDMENTS TO LETTER OF CREDIT AGREEMENT AND PURCHASE AGREEMENTS

         Section 2.01 Amendments. Section 2 of the Letter of Credit Agreement shall be amended by adding the following to the end thereof:

         "Notwithstanding anything to the contrary set forth herein, in addition to the deposits required above, in the event any Eligible Loan (as defined in the Loan Purchase Agreements) which is guaranteed by the Colorado Student Loan Program, or any successor thereto or assignee or transferee therefrom, is owned by Nelnet Education Loan Funding, Inc., acting through Wells Fargo Bank, National Association, not individually, but as Eligible Lender Trustee ("Eligible Lender Trustee") and continues to be pledged as collateral pursuant to the Trust Indenture dated November 15, 1985, as amended and supplemented from time to time, between Nelnet Education Loan Funding, Inc. and the Eligible Lender Trustee, on or after February 20, 2004, then, without any notice or demand of Bank of America, Applicant shall immediately deposit with Bank of America, as cash security for Applicant's obligations to Bank of America under this Application and Agreement, an amount equal to 110% of the principal amount of such Eligible Loans guaranteed by the Colorado Student Loan Program."

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                                                                   Exhibit 10.64

         Section 2.02 Amendment to Nebhelp Purchase Agreement. The definition of "Guarantee Agency" set forth in Section 1 of the Nebhelp Purchase Agreement shall be amended in its entirety to read as follows: "Guarantee Agency" means:
(i) National Student Loan Program, Inc. (NSLP); (ii) USA Funds (USAF); (iii) Tennessee Student Assistance Corporation (TSAC); (iv) California Student Aid Commission (CSAC); (v) Great Lakes Higher Education Guaranty Corporation (GLHEGC); (vi) Pennsylvania Higher Education Assistance Authority (PHEAA); (vii) with respect to FFELP Loans transferred from the Seller to the Purchaser on or before February 20, 2004, the Colorado Student Loan Program (CSLP); and (viii) any other Guaranty Agency with which both Purchaser and Bank of America, N.A. have entered into Guarantee Agreements or which are approved by Purchaser and Bank of America, N.A., from time to time, each of which administers a Guarantee Program within a State or any successors and assigns thereof administering the Guarantee Program, and each of which has entered into a Guarantee Agreement with the Trustee on behalf of the Seller."

         Section 2.03 Amendment to Union Bank Purchase Agreement. The definition of "Guarantee Agency" set forth in Section 1 of the Union Bank Purchase Agreement shall be amended in its entirety to read as follows:

                  "Guarantee Agency" means: (i) National Student Loan Program, Inc. (NSLP); (ii) USA Funds (USAF); (iii) Tennessee Student Assistance Corporation (TSAC); (iv) California Student Aid Commission (CSAC); (v) Great Lakes Higher Education Guaranty Corporation (GLHEGC); (vi) Pennsylvania Higher Education Assistance Authority (PHEAA); (vii) with respect to FFELP Loans transferred to Nelnet Education Loan Funding, Inc., acting by and through Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee, on or before February 20, 2004, the Colorado Student Loan Program (CSLP), and
         (viii) any other Guaranty Agency with which Seller has entered into Guarantee Agreements or which are approved by Seller, from time to time, each of which administers a Guarantee Program within a State or any successors and assigns thereof administering the Guarantee Program, and each of which has entered into a Guarantee Agreement with the Seller."

                                  ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         Section 3.01 Conditions to Effectiveness. This Amendment shall become effective upon receipt by Bank of this Amendment duly executed by NELN, NELNET, Nebhelp and Union Bank.

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
                                                                   Exhibit 10.64

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Bank to enter into this Amendment, each Nelnet Entity hereby represents and warrants to Bank, that, after giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, all representations and warranties set forth in the Letter of Credit and the Purchase Agreement by such Nelnet Entity are true and correct on the date hereof as though made on and as of such date.

                                   ARTICLE V
                                  MISCELLANEOUS

         Section 5.01 Affirmation of Documents. Nelnet Entities hereby acknowledge and agree that all of their obligations under the Letter of Credit Agreement and the Purchase Agreements, as amended hereby, and the obligations of NELNET under the Continuing Guaranty dated May 23, 2003, shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified, and confirmed by Nelnet Entities.

         Section 5.02 Costs and Expenses. Nelnet Entities agree to pay on demand all costs and expenses incurred by Bank in connection with the preparation, execution, delivery, filing, administration, and recording of this Amendment and any other agreements delivered in connection with or pursuant to this Amendment, including, without limitation, the fees and out-of-pocket expenses of Haynes and Boone, LLP, counsel to Bank.

         Section 5.03 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Nelnet Entities and Bank and their respective successors and assigns.

         Section 5.04 Captions. The captions in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

         Section 5.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered either in original, facsimile or electronic form, shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

         Section 5.06 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         Section 5.07 FINAL AGREEMENT OF THE PARTIES. THE LETTER OF CREDIT AGREEMENT AND THE PURCHASE AGREEMENTS (INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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
                                                                   Exhibit 10.64

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                       NELNET ENTITIES


                       NATIONAL EDUCATION LOAN NETWORK, INC.
                       NELNET, INC.



                       By:    /s/ Terry J. Heimes
                              --------------------------------------------------
                              Name:    Terry J. Heimes, Chief Financial Officer

                       NELNET EDUCATION LOAN FUNDING, INC.



                       By:    /s/ Terry J. Heimes
                              --------------------------------------------------
                              Name:    /s/ Terry J. Heimes
                                       -----------------------------------------
                              Title:   /s/ Chief Financial Officer
                                       -----------------------------------------

                       UNION BANK AND TRUST COMPANY, INDIVIDUALLY AND AS TRUSTEE



                       By:    /s/ Kenneth Backemeyer
                              --------------------------------------------------
                              Name:    /s/ Kenneth Backemeyer
                                       -----------------------------------------
                              Title:   /s/ Senior Vice President
                                       -----------------------------------------

                                                                   Exhibit 10.64

                       BANK OF AMERICA, N. A.,


                       By:    /s/ Shelley Harper
                              --------------------------------------------------
                              Shelley K. Harper, Principal